UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders

The information contained in Items 5.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2012, Eagle Bulk Shipping Inc. (the "Company") filed Articles of Amendment (the "Articles of Amendment") to its Amended and Restated Articles of Incorporation with the Registrar of Corporations of the Republic of the Marshall Islands to effect a 1-for-4 reverse stock split of the Company's issued and outstanding common stock on May 22, 2012 (the "Reverse Stock Split").  The amendment to the Company's Amended and Restated Articles of Incorporation was approved by the Company's shareholders at a special meeting of shareholders held on November 17, 2011.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference

As a result of the Reverse Stock Split, each four shares of the Company's issued and outstanding common stock were automatically combined and converted into one issued and outstanding share of common stock, par value $0.01 per share.  The Reverse Stock Split affected all issued and outstanding shares of the Company's common stock, as well as common stock underlying stock options and other common stock-based equity grants outstanding immediately prior to the effectiveness of the reverse stock split. No fractional shares were issued in connection with the reverse split of the issued and outstanding common stock. Shareholders who would otherwise hold a fractional share of the Company's common stock will receive a cash payment in lieu of such fractional share.

As a result of the Reverse Stock Split, the number of outstanding shares of the Company's common stock was reduced from 63,003,286 to approximately 15,750,821.  The number of authorized shares of the Company's common stock was not affected by the Reverse Stock Split.

Item 8.01       Other Events.

At the market opening on May 23, 2012, the Company's common stock began trading on the NASDAQ Global Select Market on a split-adjusted basis. The Company's common stock will continue to trade under the symbol "EGLE" under a new CUSIP number, Y2187A 119.

On May 22, 2012, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Company's Amended and Restated Articles of Incorporation
99.1	Press release dated May 22, 2012, entitled "Eagle Bulk Shipping Inc. Announces Effectiveness of 1-for-4 Reverse Stock Split"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: May 23, 2012	By:	/s/ Alan S. Ginsberg
	Name:	Alan S. Ginsberg
	Title:	Chief Financial Officer